Allowance for Loan Losses and Credit Quality Disclosures (Estimate of the Remaining Accretable Discount) (Details) - USD ($) $ in Thousands	Mar. 31, 2017	Dec. 31, 2016	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Receivables [Abstract]
2017		$ 22
2018		8
Thereafter		0
Total	$ 23	$ 30	$ 52	$ 73	$ 135